COMMITMENTS AND CONTINGENCIES	12 Months Ended
Nov. 30, 2021
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

25.  COMMITMENTS AND CONTINGENCIES

During the year ended November 30, 2020, the Company recognized a $1,819 onerous contract loss that had been included in the calculation of consolidated loss and comprehensive loss for the year. The onerous contract loss is related to these fixed price supply agreements, as the costs and purchase obligations under the contract exceed the economic benefits expected to be received. For agreements in which the Company recorded a prepaid deposit, the $1,819 loss was attributed against the prepaid balance of $1,000 and for all other agreements an onerous contracts provision was recorded of $819. As at November 30, 2021 the onerous contract liability has been extinguished with a balance of $nil. The Company did not identify other onerous contracts in fiscal 2021.

(a)

Effective May 14, 2020, the Company entered into a five-year non-exclusive distribution agreement with Cannvalate Pty Ltd. (“Cannvalate”). The agreement is based on a pay for performance model, providing Cannvalate achieves milestones based on certain financial targets and facility construction and licensing timelines outlined in the agreement. The Company will pay $9,247 in consulting fees over the term of the agreement, subject to Cannvalate meeting the milestones as defined in the agreement. As at November 30, 2021, there remains $6,312 (November 30, 2020 – $8,508) payable under the terms of this agreement.

Based on the above, the future commitments, which include other purchase commitments due in each of the next five reporting years are as follows:

$
2022	3,876
2023	1,804
2024	1,804
2025	902
Thereafter	—
8,386